UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2010
NexMed, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 Nancy Ridge Drive, Suite 103, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.	Other Events

On May 10, 2010, NexMed, Inc. (the “Company”) announced data from a pre-clinical study examining the subcutaneous delivery of rituximab, the first FDA-approved therapeutic antibody for the treatment of cancer in the United States.  The study results showed that animals receiving subcutaneous injections of rituximab, incorporated with the Company’s NexACT technology, demonstrated a 46% enhancement in bioavailability over rituximab alone.  Rituximab is a cancer medication that interferes with the development of cancer cells, slowing their growth and spread in the body.  Delivered via intravenous infusion, rituximab is the active drug in Rituxan®, currently marketed by Genentech and Biogen IDEC, and prescribed to treat Non-Hodgkin's Lymphoma (NHL), Chronic Lymphocytic Leukemia (CLL) and Rheumatoid Arthritis (RA).  Further studies will be needed to validate these results in humans.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

By:	/s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and Chief Financial Officer

Date: May 10, 2010